Exhibit 99.2

                         FORM 4 JOINT FILER INFORMATION

          (Attachment to Form 4 in accordance with instruction 4(b)(v))

   Check this box if no longer subject to
   Section 16:                                          [ ]

   Name and Address:                                    Standard General Master
                                                        Fund L.P.
                                                        Walkers SPV Limited,
                                                        Walker House,
                                                        Mary Street, George Town
                                                        Grand Cayman,
                                                        Cayman Islands KY1-1002

   Issuer and Ticker Symbol:                            Penn Octane Corporation
                                                        (POCC)

   Date of Earliest Transaction:                        6/20/08

   Relationship to Issuer:                              10% Owner

   Designated Filer:                                    Standard General L.P.

   TABLE I INFORMATION
   Title of Security:                                   Common Stock
   Transaction Date:                                    6/20/08
   Transaction Code:                                    P
   Securities Acquired:                                 6,500
   Acquired or Disposed:                                A
   Price:                                               $1.8577
   Ownership Form:                                      D
   Amount Beneficially Owned After Transaction:         3,641,918
   Nature of Indirect Beneficial Ownership:

   Title of Security:                                   Common Stock
   Transaction Date:                                    6/23/08
   Transaction Code:                                    P
   Securities Acquired:                                 500
   Acquired or Disposed:                                A
   Price:                                               $1.90
   Ownership Form:                                      D
   Amount Beneficially Owned After Transaction:         3,642,418
   Nature of Indirect Beneficial Ownership:

   Signature:                                           STANDARD GENERAL MASTER
                                                        FUND L.P.


                                                        By:  /s/ Scott Cohen
                                                             -------------------
                                                             Name:  Scott Cohen
                                                             Title: Attorney-in-
                                                                    Fact